UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 27, 2019

Ring Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 West Wall St. 3rd Floor Midland, TX	79701

(Address of principal executive offices) (Zip Code)

(432) 682-7464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Item 1.01	Entry into a Material Definitive Agreement.

On November 27, 2019, Ring Energy, Inc. (the “Company”), as borrower, entered into an amendment (the “Amendment”) to its credit agreement dated April 9, 2019 (“Credit Facility”) with SunTrust Bank, as lender, issuing bank and administrative agent for several banks and other financial institutions and lenders thereto. The Amendment, among other things, reaffirmed the Company’s borrowing base under the Credit Facility at $425,000,000 until the next scheduled redetermination or adjustment thereof.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Amendment.

Item 2.02	Results of Operations and Financial Condition

On December 2, 2019, the Company issued a press release announcing the Amendment and disclosing certain new hedge positions entered into by the Company in connection with the Amendment. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation

Please see the disclosure under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated into this Item 2.03.

Item 7.01	Regulation FD Disclosure

The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Title of Document

10.1	First Amendment to Amended and Restated Credit Agreement, dated November 27, 2019, by and among Ring Energy, Inc., the lenders party thereto, and Sun Trust Bank, as administrative agent for the lenders and as issuing bank.

99.1	Press Release dated December 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: December 9, 2019	By:	/s/ William R. Broaddrick
William R. Broaddrick
Chief Financial Officer